THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Subscribers Resident Overseas)

THIS SUBSCRIPTION AGREEMENT is dated for reference April 11, 2008.

TO:	MabCure Inc., a Nevada corporation (the "Company")

3702 South Virginia Street, #G12 – 401

Reno, Nevada 89502

USA

Purchase of Units

1.	Subscription

1.1                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, ___________________________________ (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase ______________ units (the "Units") at a price per Unit of US$1.00 (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of US$______________ (the "Subscription Proceeds").

1.2                         Each Unit will consist of: (i) one share in the common stock of the Company (each, a "Share"); (ii) one non-transferable common stock purchase warrant (each, an "One Year Warrant") entitling the holder thereof to purchase one Share (each, an "One Year Warrant Share"), as presently constituted, for a period of one year commencing at the Closing (as defined below), at a price per One Year Warrant Share of US$1.25; and (iii) one non-transferable common stock purchase warrant (each, a "Two Year Warrant" and, together with the One Year Warrants, the "Warrants") entitling the holder thereof to purchase one Share (each, a "Two Year Warrant Share" and, together with the One Year Warrant Shares, the "Warrant Shares"), as presently constituted, for a period of two years commencing at the Closing (as defined below), at a price per Two Year Warrant Share of US$1.25. Certificate(s) representing the One Year Warrants will be in the form attached as Exhibit "A" hereto and certificate(s) representing the Two Year Warrants will be in the form attached as Exhibit "B" hereto. The Shares, Warrants and the Warrant Shares are collectively referred to as the "Securities".

1.3                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

1.4                         Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Units contemplated hereby (the "Offering") is not subject to any minimum aggregate subscription level.

2.	Payment

2.1                         The Subscription Proceeds will accompany this Subscription and will be paid by certified cheque or bank draft drawn on a major bank, or a bank in the United States reasonably acceptable to the Company, and made payable and delivered as directed to the Company. Alternatively, the Subscription Proceeds may be wired as the Company instructs, pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company’s lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

2.2                         The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3                         Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1                         The Subscriber will complete, sign and return to the Company an executed copy of this Subscription Agreement.

3.2                         The Subscriber will complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

4.	Closing

4.1                         Closing of the offering of the Securities (the "Closing") will occur on or before April 15, 2008, or on such other date as may be determined by the Company (the "Closing Date").

4.2                         The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares and the Warrants to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	Acknowledgements of Subscriber

5.1                         The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;
(c)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission (the "SEC") and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

(d)	if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;
(e)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(f)	there is no government or other insurance covering the Securities;
(g)	there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;
(h)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares or Warrant Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares or Warrant Shares pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(i)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(k)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(l)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(m)

the Company will refuse to register any transfer of the Shares or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(n)

the statutory and regulatory basis for the exemption claimed for the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(o)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions; and
(p)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
6.	Representations, Warranties and Covenants of the Subscriber

6.1                         The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants will survive the Closing) that:

(a)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(d)	the Subscriber is not a U.S. Person;
(e)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;
(f)	the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(g)

the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(h)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(i)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for the Subscriber’s own account (except for the circumstances outlined in paragraph 6.1(l)), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(j)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k)

the Subscriber: (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l)	if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts:
(i)

the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii)	the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined in Regulation D under the 1933 Act;
(m)

the Subscriber acknowledges that the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(n)	the Subscriber is not aware of any advertisement of any of the Securities;
(o)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities,
(iii)	as to the future price or value of any of the Securities, or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system;

(p)	the Subscriber:
(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Units,

(ii)

is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities, and

(iv)	represents and warrants that the acquisition of the Units by the Subscriber does not trigger:
A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or
B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably; and

(q)	the Subscriber acknowledges that the Escrowed Securities (as defined below in Section 10.1) will be subject to the following terms, namely:
(i)

if the Company achieves one of the Milestones (as defined below) within eight months from the date on which the Company moves into its research facility after the closing of the transactions contemplated by an asset purchase agreement made between the Company, Indigoleaf Associates Ltd. and Dr. Amnon Gonenne, dated January 10, 2008 (the "Closing"), then the Subscriber, on a pro rata basis with the other subscribers to the Offering, will exercise Warrants for at least $950,000 (i.e. at least 760,000 warrants at $1.25 per common share) within 30 days after receipt of the Company's written notice that it achieved such a Milestone (but not earlier than 90 days after the Closing). Provided that if the price of the Shares, as quoted on the NASDAQ Over-the-Counter Bulletin Board (or other exchange on which the shares are traded) on the date the Company achieves a Milestone, is less than $1.25 per share, then the directors of the Company may, in their sole discretion, allow the subscribers to the Offering to purchase, on a pro rata basis, Shares at the then market price, in the aggregate amount of $950,000 without penalty as provided by Section 6.1(q)(ii) hereof. For the purposed hereof, each of the following will be deemed a "Milestone":

A.	sequencing of the variable region of the novel melanoma Mab and filing a patent for that Mab;
B.

creating novel Mabs against breast cancer which react with at least three different  breast cancer specimen (tissue or sera) and do not cross react with a negative control (e.g. normal tissue or serum); or

C.

creating novel Mabs against colorectal cancer which react with at least three different colorectal cancer specimen (tissue or sera) and do not cross react with a negative control (e.g. normal tissue or serum).

(ii)

if the Subscriber defaults on its commitment to exercise its portion of the Warrants pursuant to the provisions of Section 6.1(q)(i) hereof, then, without limiting the remedies of the Company for such breach, all of the Subscriber's Warrants held in escrow pursuant to Section 10.1 hereof will immediately expire, and the Subscriber's Shares held in escrow pursuant to Section 10.1hereof above will be immediately transferred to the Company.

7.	Acknowledgement and Waiver

7.1                         The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

8.	Legending of Subject Securities

8.1                         The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

8.2                         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.	Piggyback Registration Rights

9.1                         If the Company determines to proceed with the preparation and filing with the SEC of a registration statement (the "Registration Statement") relating to an offering for its own account or the account of others under the 1933 Act of any of its common shares, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents relating to equity securities issuable in connection with stock option or other employee benefit plans, then the Company will send to the Subscriber written notice of such determination and, if within thirty (30) days after receipt of such notice, the Subscriber will so request in writing, then the Company will cause the registration under the 1933 Act of the Shares (the "Registrable Securities") and; provided that, if at any time after giving written notice of its intention to register any of its common shares and prior to the effective date of the registration statement filed in connection with such registration, then the Company will determine for any reason not to register or to delay registration of such common shares, the Company may, at its election, give written notice of such determination to the Subscriber and, thereupon: (i) in the case of a determination not to register, will be relieved of its obligation to register the Registrable Securities in connection with such registration; and (ii) in the case of a determination to delay registering, will be permitted to delay registering the Registrable Securities for the same period as the delay in registering such other common shares. The Company will include in such registration statement all or any part of the Registrable Securities; provided, however, that the Company will not be required to register any shares that are eligible for sale pursuant to Rule 144(k) of the 1933 Act. Notwithstanding any other provision in this section, if the Company receives a comment from the SEC which effectively results in the Company having to reduce the number of Registrable Securities included on such Registration Statement, then the Company may, in its sole discretion, reduce on a pro rata basis the number of Registrable Securities to be included in such Registration Statement.

9.2                         In connection with each Registration Statement described in this section, the Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably will be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of common stock beneficially owned by the Subscriber and the name of the natural person thereof that has voting and dispositive control over the Registrable Shares.

9.3                         All fees and expenses incidental to the performance of or compliance with the filing of the Registration Statement will be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence will include, without limitation: (i) all registration and filing fees, including, without limitation, fees and expenses: (A) with respect to filings required to be made with the OTC Bulletin Board or other exchange or quotation service on which the common stock of the Company is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws; (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses, if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement; (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company; (v) 1933 Act liability insurance, if the Company so desires such insurance; and (vi) fees and expenses of all other persons retained by the Company in connection with the filing of the Registration Statement. In addition, the Company will be responsible for all of its internal expenses incurred in connection with the filing of the Registration Statement, including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, if applicable. In no event will the Company be responsible for any broker or similar commissions or, except to the extent provided for hereunder, any legal fees or other costs of the Subscriber.

9.4                         The Company will, notwithstanding any termination of this Subscription Agreement, indemnify and hold harmless the Subscriber, its officers, directors, agents and employees, and each person who controls the Subscriber (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that: (i) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein, or to the extent that such information relates to the Subscriber or the Subscriber's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the

Registration Statement, or in any amendment or supplement thereto; or (ii) the use by the Subscriber of an outdated or defective Registration Statement after the Company has notified the Subscriber in writing that the Registration Statement is outdated or defective.

9.5                         The Subscriber will indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (i) the Subscriber's failure to comply with the prospectus delivery requirements of the 1933 Act; or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading: (A) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Company specifically for inclusion in the Registration Statement, or (B) to the extent that such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein, or (C) to the extent that such information relates to the Subscriber or the Subscriber's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto; or (iii) the use by the Subscriber of an outdated or defective Registration Statement after the Company has notified the Subscriber in writing that the Registration Statement is outdated or defective. In no event will the liability of the Subscriber hereunder be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation.

9.6                         If a claim for indemnification hereunder is unavailable to either the Company or the Subscriber (in each case, an "Indemnified Party or Indemnified Parties", as applicable) (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in this Subscription, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this section, no Subscriber will be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Subscriber from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Subscriber has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Subscriber.

10.	Escrow

10.1                       The Subscriber agrees and acknowledges that the subscription and purchase of the Units hereunder will subject to the following escrow provisions: all Warrants issued to the Subscriber and one-third (1/3) of the aggregate number of Shares issued to the Subscriber (collectively, the "Escrow Securities") will be held in escrow by Clark Wilson LLP (the "Escrow Agent") pursuant to the provisions of this Section 10.1 and released to the Subscriber and the Company, as applicable, pursuant to the provisions hereof and the escrow agreement to be entered into among the Company, the Subscriber and the Escrow Agent, a copy of is attached as Exhibit "C' hereto. While any Escrow Securities remain in escrow, the Subscriber will have voting rights for the Shares in escrow, and distributions of stock of the Company made in respect of such shares will be distributed to the Escrow Agent to be held pursuant to the same terms and conditions the Escrow Agent holds the Subscriber's Escrow Securities. All other distributions made in respect of such Escrow Securities will be distributed directly to the Financiers.

11.	Costs

11.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber.

12.	Governing Law

12.1                       This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

13.	Survival

13.1                       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

14.	Assignment

14.1                         This Subscription Agreement is not transferable or assignable.

15.	Severability

15.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.	Entire Agreement

16.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.	Notices

17.1                       All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber will be directed to the address on page 11 and notices to the Company will be directed to it at MabCure Inc., 3702 South Virginia Street, #G12 – 401, Reno, Nevada 89502 USA, Attention: President, Fax: (775) 201–1499.

18.	Counterparts and Electronic Means

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

19.	Delivery Instructions

19.1                         The Subscriber hereby directs the Company to deliver the Share and Warrant Certificates to:

(name)

(address)

19.2                       The Subscriber hereby directs the Company to cause the Shares to be registered on the books of the Company as follows:

(name)

(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by MabCure Inc.

DATED at _____________________________________, the _____ day of April, 2008.

MABCURE INC.

Per:
Authorized Signatory

EXHIBIT "A"

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (CENTRAL STANDARD TIME) ON April 15, 2009.

SHARE PURCHASE WARRANTS

TO PURCHASE SHARES IN THE COMMON STOCK OF

MABCURE INC.

incorporated in the State of Nevada

CERTIFICATE NO.:______________	April 11, 2008

THIS IS TO CERTIFY THAT _____________________, (the "Holder") of _____________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ______________ fully paid and non-assessable shares (the "Shares") in the common stock of MABCURE INC. (hereinafter called the "Company") on or before 4:30 p.m. (Pacific Standard time) on April 15, 2009 (the "Expiry Date") at a price per Share (the "Exercise Price") of US$1.25 on the terms and conditions attached hereto as Appendix "A" (the "Terms and Conditions").

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE (1) SHARE. THIS CERTIFICATE REPRESENTS ______________ WARRANTS.
2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.
3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ________ day of April, 2008.

MABCURE INC.

Per:
Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES WILL BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Appendix "A"

TERMS AND CONDITIONS dated April 11, 2008, attached to the Warrants issued by MabCure Inc.

1.	INTERPRETATION
1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

"Company" means MABCURE INC. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(b)	"Company’s Auditors" means an independent firm of accountants duly appointed as auditors of the Company;
(c)

"Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a board, or whenever duly empowered, action by an executive committee of the board;

(d)

"herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	"person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;
(f)	"shares" means the shares in the common stock of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;
(g)	"Warrant Holders" or "Holders" means the holders of the Warrants; and
(h)	"Warrants" means the warrants of the Company issued and presently authorized and for the time being outstanding.
1.2	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4	Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.	ISSUE OF WARRANTS
2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2	Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants
(a)

If a Warrant certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated certificate, or in lieu of, and in substitution for such lost, destroyed or stolen certificate and the Warrants represented by such substituted certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant certificate pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE
3.1	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant certificate or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but, if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the

Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but, if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

MABCURE INC.

3702 South Virginia Street, #G12 – 401

Reno, Nevada 89502

USA

Attention: President

Fax No. (775) 201-1499

with a copy to:

CLARK WILSON LLP

Barristers and Solicitors

800 – 885 West Georgia Street

Vancouver, British Columbia

Canada V6C 3H1

Attention: Jonathan Lotz

Fax: (604) 687-6314

4.	EXERCISE OF WARRANTS
4.1	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2 hereof.

4.2	Effect of Exercise of Warrants
(a)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6	Time of Essence

Time will be of the essence hereof.

4.7	Subscription Price

Each Warrant is exercisable at a price per share (the "Exercise Price") of US$1.25. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8	Adjustment of Exercise Price
(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(i)

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be; or

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b)

The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8 hereof, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	COVENANTS BY THE COMPANY
5.1	Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.	WAIVER OF CERTAIN RIGHTS
6.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

7.	MODIFICATION OF TERMS, MERGER, SUCCESSORS
7.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2	Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

MABCURE INC.

By:

Authorized Signatory

FORM OF SUBSCRIPTION

TO:	MABCURE INC.

3702 South Virginia Street, #G12 – 401

Reno, Nevada 89502

USA

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the "Shares") of MABCURE INC. (the "Company") pursuant to the within Warrants at US$1.25 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned Holder hereby certifies that the undersigned is not a U.S. person and is not subscribing for the Shares on Behalf of a U.S. person.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________ day of __________________ , ______.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription will correspond in every particular with the name written upon the face of the Warrant certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all will sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign will be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail will be employed.

EXHIBIT "B"

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (CENTRAL STANDARD TIME) ON April 15, 2010.

SHARE PURCHASE WARRANTS

TO PURCHASE COMMON SHARES OF

MABCURE INC.

incorporated in the State of Nevada

CERTIFICATE NO.:______________	April 11, 2008

THIS IS TO CERTIFY THAT _____________________, (the "Holder") of _____________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ______________ fully paid and non-assessable shares (the "Shares") in the common stock of MABCURE INC. (hereinafter called the "Company") on or before 4:30 p.m. (Pacific Standard time) on April 15, 2010 (the "Expiry Date") at a price per Share (the "Exercise Price") of US$1.25 on the terms and conditions attached hereto as Appendix "A" (the "Terms and Conditions").

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ______________WARRANTS.
2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.
3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ________ day of April, 2008.

MABCURE INC.

Per:
Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES WILL BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Appendix "A"

TERMS AND CONDITIONS dated April 11, 2008 attached to the Warrants issued by MABCURE INC.

1.	INTERPRETATION
1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

"Company" means MABCURE INC. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(b)	"Company’s Auditors" means an independent firm of accountants duly appointed as auditors of the Company;
(c)

"Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a board, or whenever duly empowered, action by an executive committee of the board;

(d)

"herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	"person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;
(f)	"shares" means the shares in the common stock of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;
(g)	"Warrant Holders" or "Holders" means the holders of the Warrants; and
(h)	"Warrants" means the warrants of the Company issued and presently authorized and for the time being outstanding.
1.2	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4	Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.	ISSUE OF WARRANTS
2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2	Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants
(a)

If a Warrant certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated certificate, or in lieu of, and in substitution for such lost, destroyed or stolen certificate and the Warrants represented by such substituted certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant certificate pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE
3.1	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant certificate or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but, if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the

Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but, if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

MABCURE INC.

3702 South Virginia Street, #G12 – 401

Reno, Nevada 89502

USA

Attention: President

Fax No. (775) 201-1499

with a copy to:

CLARK WILSON LLP

Barristers and Solicitors

800 – 885 West Georgia Street

Vancouver, British Columbia

Canada V6C 3H1

Attention: Jonathan Lotz

Fax: (604) 687-6314

4.	EXERCISE OF WARRANTS
4.1	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2 hereof.

4.2	Effect of Exercise of Warrants
(a)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6	Time of Essence

Time will be of the essence hereof.

4.7	Subscription Price

Each Warrant is exercisable at a price per share (the "Exercise Price") of US$1.25. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8	Adjustment of Exercise Price
(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(i)

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be, or

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article 4 relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 11.8.

(b)

The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	COVENANTS BY THE COMPANY
5.1	Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.	WAIVER OF CERTAIN RIGHTS
6.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

7.	MODIFICATION OF TERMS, MERGER, SUCCESSORS
7.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2	Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

MABCURE INC.

By:

Authorized Signatory

FORM OF SUBSCRIPTION

TO:	MABCURE INC.

3702 South Virginia Street, #G12 – 401

Reno, Nevada 89502

USA

The undersigned Holder of the within Warrants hereby subscribes for ____________ shares (the "Shares") in the common stock of MABCURE INC. (the "Company) pursuant to the within Warrants at US$1.25 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned Holder hereby certifies that the undersigned is not a U.S. person and is not subscribing for the Shares on Behalf of a U.S. person.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________ day of __________________ , ______.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription will correspond in every particular with the name written upon the face of the Warrant certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all will sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign will be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail will be employed.

EXHIBIT "C"

Escrow Agreement

THIS AGREEMENT made as of the ____ day of April, 2008.

AMONG:

MABCURE INC., a corporation organized under the laws of Nevada, having an address at 3702 South Virginia Street, Suite G12 – 401, Reno, Nevada 89502, USA

(the "Company")

AND:

_________________________________________

(the "Subscriber")

AND:

CLARK WILSON LLP, barristers and solicitors, with an office at 800 – 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Canada

(the "Escrow Agent")

WHEREAS:

A.

The Company and the Subscriber are parties to a private placement subscription agreement dated for reference April 11, 2008 (the "Subscription Agreement") pursuant to which the Subscriber has agreed to subscribe for and purchase a certain number of Units;

B.

Pursuant to Section 10.1 of the Subscription Agreement, the parties hereto have agreed that the Company shall deliver the certificates representing all of the Warrants issued to the Subscriber and the certificates representing one-third (1/3) of all the Shares issued to the Subscriber pursuant to the Offering (the Warrants and Shares collectively, the "Securities") to the Escrow Agent, which shall be held in escrow and released in accordance with the provisions set forth herein; and

C.

The Escrow Agent has agreed to accept, hold and release the Securities deposited with it pursuant to the Subscription Agreement, and the dividends and other distributions in respect thereof, in accordance with the provisions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1.	INTERPRETATION

1.1                         Definitions. Terms used as defined terms not otherwise defined herein shall have the meanings ascribed thereto in Subscription Agreement. The following terms shall have the following meanings when used herein:

(a)	"Certificates" means, collectively, the Share Certificate, the Warrant Certificate and the certificates representing the Dividend Securities;
(b)	"Dividend Securities" shall have the meaning ascribed thereto in Section 3.1 hereof;
(c)	"Escrow Fund" means the Warrants and Shares deposited with and held by the Escrow Agent hereunder and includes the Dividend Securities;
(d)	"Escrow Period" means the period of eight months commencing on the date on which the Company moves into its research facility after the Purchase and Sale Closing;
(e)	"Investors" means the purchasers of the Units pursuant to the Offering;
(f)	"Milestone" means any of the following actions by the Company:
(i)	sequencing of the variable region of the novel melanoma Mab and filing a patent for that Mab,
(ii)

creating novel Mabs against breast cancer which react with at least three different breast cancer specimen (tissue or sera) and do not cross react with a negative control (e.g. normal tissue or serum), or

(iii)

creating novel Mabs against colorectal cancer which react with at least three different colorectal cancer specimen (tissue or sera) and do not cross react with a negative control (e.g. normal tissue or serum);

(g)	"Offering" means the offering by the Company in April 2008 of the Units, by way of private placement;
(h)	"Offering Closing" means the closing of the Offering, on or before April 15, 2008;
(i)	"Purchase Agreement" means an agreement for the purchase and sale of certain intellectual property dated January 10, 2008, between the Company, Indigoleaf Associates Ltd. and Dr. Amnon Gonenne;
(j)	"Purchase and Sale Closing" means the closing of the purchase and sale contemplated by the Purchase Agreement;
(k)	"Shares" means shares in the common stock of the Company;
(l)	"Share Certificate" means a certificate representing the Shares purchased by and registered in the name of the Subscriber pursuant to the Offering;
(m)	"Units" means the units offered under the private placement pursuant to the terms of the Subscription Agreement, which units consist of Shares and Warrants;
(n)

"Warrants" means common share purchase warrants that entitle the holder thereof to purchase the Shares pursuant to the provisions of the Subscription Agreement; and includes collectively, the One Year Warrants and the Two Year Warrants; and

(o)	"Warrant Certificate" means a certificate representing the Warrants purchased by and registered in the name of the Subscriber pursuant to the Offering.

1.2                         General. In this Agreement:

(a)	the headings have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement;
(b)	all references to any party, whether a party to this Agreement or not, shall be read with such changes in number and gender as the context or reference requires;
(c)	when the context hereof makes it possible, the word "person" includes in its meaning any firm and any body corporate or politic; and
(d)

notwithstanding any other provision of the Subscription Agreement, if a conflict or inconsistency exists between a provision of this Agreement and a provision of the Subscription Agreement, the provisions of this Agreement shall prevail.

2.	DEPOSIT INTO ESCROW

2.1                         At the Offering Closing, the Company shall deliver the Warrant Certificate and the Share Certificate to the Escrow Agent to be held in escrow by the Escrow Agent in accordance with the terms and subject to the conditions set forth herein.

2.2                         At the Offering Closing, the Subscriber shall deliver to the Escrow Agent a duly executed power of attorney to transfer the Shares (and the Dividend Securities) in the form attached hereto as Schedule "A", in respect of the Shares represented by the Share Certificate. Without limiting the generality of the foregoing, the Subscriber hereby appoints the Escrow Agent, without any further act of the Subscriber, as the agent and attorney-in-fact for and on behalf of the Subscriber in respect of the Shares represented by the Share Certificate.

3.	ESCROW PROVISIONS

3.1                         Holding of Escrow Funds. The Escrow Agent shall hold the Certificates and certificates representing any shares or other securities issued or distributed by the Company in respect of the Securities during the Escrow Period (the "Dividend Securities") pursuant to Part 4 of the Purchase Agreement for the Escrow Period, subject to the provisions hereof.

3.2                         Required Exercise. Notwithstanding any other provision hereof, if the Company achieves a Milestone before the expiration of the Escrow Period, then the Subscriber shall, on a pro rata basis with the other Investors, exercise the Warrants in the aggregate amount of at least US$950,000 (i.e., at least 760,000 Warrants at US$1.25 per Share) within 30 days after receipt by the Subscriber of written notice (the "Exercise Notice") from the Company that it has achieved a Milestone; provided, however, that such exercise date shall not occur before 90 days after the Purchase and Sale Closing. Further provided, that if the share price of the Shares, as quoted on the NASDAQ Over-the-Counter Bulletin Board (or other exchange on which the Shares are traded) on the date the Company achieves a Milestone, is less than US$1.25 per Share, then the directors of the Company may, in their sole discretion, allow the Investors to purchase, on a pro rata basis, Shares at the then market price, in the aggregate amount of US$950,000.

3.3                         Failure to Exercise. If the Subscriber defaults on its commitment to exercise the Warrants pursuant to Section 3.2 hereof, then, notwithstanding any provision of the Subscription Agreement or the Warrant Certificate and without limiting the remedies of the Company for such breach: (i) all of the Warrants registered in the name of the Subscriber and held in escrow by the Escrow Agent pursuant to the provisions hereof shall immediately expire and be null and void; and (ii) all the Shares registered in the name of the Subscriber held in escrow by the Escrow Agent pursuant to the provisions hereof shall be immediately released to the Company by the Escrow Agent pursuant to the provisions of Section 3.4(a) hereof. If the Subscriber exercises the Warrants as required hereunder, the Escrow Agent shall release to the Subscriber the Shares of the Subscriber then held in escrow pursuant to the provisions of Section 3.4(b) hereof.

3.4                         Release of Escrow Funds.

(a)

Default by Subscriber. If an officer of the Company delivers to the Escrow Agent a notice in writing (the "Subscriber Default Notice"), in form and substance satisfactory to the Escrow Agent, stating that the Subscriber has breached its obligations pursuant to Section 3.2 hereof and setting out the particulars in support of such default and the amount of Securities and Dividend Securities that the Company wishes released to it from the Escrow Fund (the "Company Escrow Release"), then the Escrow Agent shall give the Subscriber written notice of such Subscriber Default Notice and if on or before the 10th day after giving such notice:

(i)

the Subscriber delivers to the Escrow Agent a notice of dispute (the "Subscriber Disputing Declaration"), in form and substance satisfactory to the Escrow Agent, declaring that the Company is not entitled to the Company Escrow Release, and the particulars in support of the dispute, then the provisions of Section 3.4(c) hereof shall apply; or

(ii)

the Subscriber has not delivered to the Escrow Agent the Subscriber Disputing Declaration, then the Escrow Agent shall deliver to the Subscriber the Certificates in respect of the Securities and Dividend Securities set forth in Subscriber Default Notice from the Escrow Fund.

(b)

Compliance by Subscriber. If the Subscriber (or an officer of the Subscriber if the Subscriber is a corporate entity) delivers to the Escrow Agent a notice in writing (the "Subscriber Compliance Notice"), in form and substance satisfactory to the Escrow Agent, stating that the Subscriber has complied with its obligations pursuant to Section 3.2 hereof and setting out the particulars in support of such compliance and the amount of Securities and Dividend Securities that the Subscriber wishes released to it from the Escrow Fund (the "Subscriber Escrow Release"), then the Escrow Agent shall give the Company written notice of such Subscriber Compliance Notice and if on or before the 10th day after giving such notice:

(i)

the Company delivers to the Escrow Agent a notice of dispute (the "Company Disputing Declaration"), in form and substance satisfactory to the Escrow Agent, declaring that the Subscriber is not entitled to the Subscriber Escrow Release, and the particulars in support of the dispute, then the provisions of Section 3.4(c) hereof shall apply; or

(ii)

the Company has not delivered to the Escrow Agent the Company Disputing Declaration, then the Escrow Agent shall deliver to the Subscriber the Certificates in respect of the Securities and Dividend Securities set forth in Subscriber Compliance Notice from the Escrow Fund.

(c)

Dispute. If the Escrow Agent receives either a Subscriber Disputing Declaration or a Company Disputing Declaration within the above time limits, then the Escrow Agent shall retain the Escrow Funds or portion thereof in dispute and shall only release the same:

(i)	in accordance with the joint written direction of the Company and the Subscriber, in form and substance satisfactory to the Escrow Agent; or
(ii)

in accordance with an order or final judgment of a court of competent jurisdiction in favour of the Company or the Subscriber; provided, however, that the time for any appeal of such order or judgment has elapsed;

and Escrow Agent may institute interpleader proceedings and in such event Escrow Agent shall not be liable for interest or damages. In the event interpleader proceedings are instituted hereunder, the Escrow Agent shall be entitled to reasonable solicitor’s fees and costs.

3.5                         Completion of the Escrow Period. Upon the expiration of the Escrow Period, the Escrow Agent shall deliver, without further notice to or directions from the Company, to the Subscriber the Certificates representing the Securities and the Dividend Securities remaining in the Escrow Fund. Notwithstanding the foregoing, if the Escrow Agent has received a Subscriber Default Notice or a Company Disputing Declaration prior to the expiration of the Escrow Period, then the said Certificates shall be retained by the Escrow Agent and only released,

(i)	in accordance with the joint written direction of the Company and the Subscriber, in form and substance satisfactory to the Escrow Agent; or
(ii)

in accordance with an order or final judgment of a court of competent jurisdiction in favour of the Company or the Subscriber; provided, however, that the time for any appeal of such order or judgment has elapsed;

3.6                         Authorization. The Escrow Agent is hereby authorized by each of the Company and the Subscriber to make the releases and deliveries required by each of Sections 3.4 and 3.5 hereof.

3.7                         Proxy Materials. Notwithstanding any provision of the Purchase Agreement, the parties hereto agree that the Escrow Agent shall not be obliged to deliver copies of any proxy solicitation materials received by it to the Subscriber; and the Company agrees that, during the Escrow Period, it shall attend to the delivery of any proxy solicitation materials to the Subscriber.

3.8                         Voting Rights. While the Shares are held in escrow, the Subscriber may exercise the voting rights attached thereto and shall be entitled to participant in distributions of dividends and securities of the Company made in respect of such Shares; provided, however, that all distributions of securities of the Company shall be held in escrow by the Escrow Agent pursuant to the provisions hereof.

4.	ESCROW AGENT

4.1                         The Company and the Subscriber shall, jointly and severally, from time to time, and at all times hereafter, well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent and its successors and assigns from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent and its successors and assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent's compliance in good faith with the terms hereof.

4.2                         If case proceedings should hereafter be taken in any court respecting the Securities (or the Dividend Securities), the Escrow Agent shall not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Section 4.1 hereof against its costs of such proceedings.

4.3                         The Escrow Agent shall not be bound in any way or by any contract or agreement, verbal, written or otherwise, between the other parties hereto whether or not it has notice thereof or of its terms and conditions and the only duty, liability and responsibility of the Escrow Agent to the other parties hereto with respect to the subject matter hereof shall be to hold the Securities (and the Dividend Securities) as set forth herein and to deliver the same to such persons and other such conditions as are set forth herein or directed in writing by all the other parties hereto. Without limiting the generality of the foregoing, the Escrow Agent shall have no duty, liability or responsibility to any of the other parties hereto or their successors or assigns in respect of the loss of all or any of the Securities (or the Dividend Securities), except the duty to exercise in the performance of its obligations hereunder such care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The Escrow

Agent may act on the advice of legal counsel, but shall not be responsible for acting or failing to act on the advice of legal counsel.

4.4                         The Escrow Agent shall not be required to pass upon the sufficiency of any of the Securities (or the Dividend Securities) or the notices delivered to the Escrow Agent hereunder or to ascertain whether or not the person or persons who have executed, signed or otherwise issued or authenticated the said documents have authority to so execute, sign or authorize, issue or authenticate the said documents or any of them, or that they are the same persons named therein or otherwise to pass upon any requirement of such instruments that may be essential for their validity, but it shall be sufficient for all purposes under this Agreement insofar as the Escrow Agent is concerned that the said documents are deposited with it as specified herein by the other parties hereto.

4.5                         Notwithstanding any other provision hereof, in the event that any or all of the Securities (or the Dividend Securities) are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, orders, judgments or decrees, it shall not be liable to any of the other parties hereto or to any other person, form or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

4.6                         Except as otherwise provided herein, the Escrow Agent is authorized and directed to disregard in its sole discretion any and all notices and warnings which may be given to it by any of the other parties hereto or by any other person, firm, association or corporation. It shall, however, at its sole discretion, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgments or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the other parties hereto or to any other person, firm, association or corporation, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

4.7                         Notwithstanding any other provision hereof, if the Escrow Agent receives any valid court order contrary to the provisions of this Agreement, the Escrow Agent may continue to hold any or all of the Securities (and the Dividend Securities) until the lawful determination by a court of competent jurisdiction or otherwise of the issue between the other parties hereto.

4.8                         The Escrow Agent may resign as the escrow agent hereunder by giving not less than ten (10) days written notice thereof to the Company and the Subscriber. The Company and the Subscriber may terminate the Escrow Agent by giving not less than ten (10) days written notice to the Escrow Agent. The resignation or termination of the Escrow Agent shall be effective, and the Escrow Agent shall cease to be bound by this Agreement, on the date that is ten (10) days after the date of receipt of the termination notice given hereunder or on such other date as the Escrow Agent, the Company and the Subscriber may agree upon. All indemnities granted to the Escrow Agent hereunder shall survive: (a) the termination of this Agreement; or (b) the termination or resignation of the Escrow Agent for whatever reason. In the event of termination or resignation of the Escrow Agent, the Escrow Agent shall, within that ten (10) days notice period, deliver the Securities (and the Dividend Securities) and any other property in the Escrow Fund to the new escrow agent to be named by the Company and the Subscriber.

4.9                         Notwithstanding any other provision hereof, the Escrow Agent may act upon any written instructions given jointly by the Company and the Subscriber.

4.10                       Notwithstanding any other provision hereof, if any dispute arises between any of the parties hereto with respect to this Agreement or any matters arising in respect thereof, the Escrow Agent may in its sole discretion deliver and interplead the Securities and/or any other property in the Escrow Fund into court and such delivery and interpleading shall be an effective discharge to the Escrow Agent of all of its obligations hereunder.

5.	FEES

5.1                         The Company shall pay all of the compensation of the Escrow Agent and shall reimburse the Escrow Agent for any and all reasonable expenses, disbursements and advances made by the Escrow Agent in the performance of its duties hereunder, including, but not limited to, reasonable fees, expenses and disbursements incurred by its counsel.

6.	GENERAL

6.1                         Except as otherwise provided herein, no subsequent alteration, amendment, change, or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the parties hereto.

6.2                         This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3                         The parties hereto shall execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

6.4                         This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

6.5                         The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the provisions of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement.

6.6                         Any notice required or permitted to be given under this Agreement shall be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address:

(a)	If to the Company:

3702 South Virginia Street, Suite G12 – 401

Reno, Nevada 89502

USA

Attention:	President

Telephone:	(775) 338-2598
Facsimile:	(775) 201-1499
(b)	If to the Subscriber:

__________________________

__________________________

__________________________

Telephone:	______________
Facsimile:	______________

(c)	If to the Escrow Agent:

Clark Wilson LLP

800 – 885 West Georgia Street

Vancouver, British Columbia V6C 3H1

Canada

Attention:	Jonathan C. Lotz

Telephone:	(604) 687-5700
Facsimile:	(604) 687-6314

(or to such other address as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day shall be deemed conclusively to have been effectively given on the day the notice was delivered, or the electronic communication was successfully transmitted, as the case may be. Any notice sent by prepaid registered mail shall be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice shall not be effectively given until actually delivered.

6.7                         The Company and the Subscriber acknowledge that the Escrow Agent is legal counsel to the Company and in respect of the purchase and sale contemplated by the Purchase Agreement and acknowledge and agree that the Escrow Agent may, notwithstanding that it also acts as Escrow Agent pursuant to this Agreement, continue to act as legal counsel to the Company during the term of this Agreement and before and after any assignment of the Escrow Agent’s rights and obligations hereunder to a successor escrow agent. The Escrow Agent shall be deemed not to be in a conflict by virtue of the Escrow Agent holding the Escrow Funds or performing its duties hereunder.

6.8                         All costs and expenses of or incidental to the transactions contemplated in this Escrow Agreement are to be assumed and paid by the Company.

6.9                         Time is of the essence of this Agreement.

6.10                       This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution shall be effective for all purposes.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the day and year first written above.

The Company: MABCURE INC. Per:

The Subscriber:

SIGNED, SEALED and DELIVERED by (Name of Subscriber) in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	(Signature of Subscriber) Name:

The Escrow Agent: CLARK WILSON LLP Per: Name: Bernard Pinsky Title: Partner

SCHEDULE "A"

Power of Attorney to Transfer Shares

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto ____________________________________________________________________________________________

(Name of Transferee)

____________________________________________________________________________________________

(Address of Transferee)

__________________________ shares in the common stock of MABCURE INC., a corporation organized and existing under the State of Nevada (the "Corporation"), standing in his name on the books of the Corporation, which shares are represented by Certificate (s) No (s) __________________________ and does hereby irrevocably constitute and appoint THE NEVADA AGENCY AND TRUST COMPANY as his attorney in-fact, to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated: ________________________________

___________________________________________

(Name of Transferor)

___________________________________________

(Signature of Transferor)

Signature of Transferor guaranteed by:

____________________________________________

(Authorized Signature)

(BANK STAMP OR SEAL)

NOTE:    The person named on the Stock Certificate(s) must ensure that the signature to this Power of Attorney corresponds with the name as recorded on the certificate(s) in every particular without alteration or enlargement or any change whatever. The signature of the person executing this Power of Attorney must be guaranteed by a Notary Public, Commissioner of Oaths, a Bank, Credit Union or Trust Company or by a Member of the Toronto, Montreal or New York Stock Exchange.

CW1538569.6